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                              SUREBEAM CORPORATION

                      2000 STOCK OPTION AND INCENTIVE PLAN


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                                TABLE OF CONTENTS

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1.       PURPOSE..................................................................................................1

2.       DEFINITIONS..............................................................................................1

3.       ADMINISTRATION OF THE PLAN...............................................................................4

         3.1      Board...........................................................................................4

         3.2      Committee.......................................................................................5

         3.3      Awards..........................................................................................5

         3.4      No Liability....................................................................................5

4.       STOCK SUBJECT TO THE PLAN................................................................................5

5.       EFFECTIVE DATE AND TERM OF THE PLAN......................................................................6

         5.1      Effective Date..................................................................................6

         5.2      Term............................................................................................6

6.       OPTION GRANTS............................................................................................6

         6.1      Company or Subsidiary Employees; Service Providers; Other Persons...............................6

         6.2      Successive Awards...............................................................................6

         6.3      Reload Options..................................................................................6

7.       LIMITATIONS ON GRANTS....................................................................................7

         7.1      Limitation on Shares of Stock Subject to Awards and Cash Awards.................................7

         7.2      Limitations on Incentive Stock Options..........................................................7

8.       AWARD AGREEMENT..........................................................................................7

9.       OPTION PRICE.............................................................................................7

10.      VESTING, TERM AND EXERCISE OF OPTIONS....................................................................8

         10.1     Vesting and Option Period.......................................................................8

         10.2     Term............................................................................................8

         10.3     Acceleration....................................................................................8

         10.4     Termination of Employment or Other Relationship.................................................8

         10.5     Rights in the Event of Death....................................................................9

         10.6     Rights in the Event of Disability...............................................................9

         10.7     Limitations on Exercise of Option...............................................................9

         10.8     Method of Exercise..............................................................................9

         10.9     Delivery of Stock Certificates.................................................................10

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11.      STOCK APPRECIATION RIGHTS...............................................................................10

         11.1     Right to Payment...............................................................................10

         11.2     Other Terms....................................................................................11

12.      TRANSFERABILITY OF OPTIONS..............................................................................11

         12.1     Transferability of Options.....................................................................11

         12.2     Family Transfers...............................................................................11

13.      RESTRICTED STOCK........................................................................................11

         13.1     Grant of Restricted Stock or Restricted Stock Units............................................11

         13.2     Restrictions...................................................................................12

         13.3     Restricted Stock Certificates..................................................................12

         13.4     Rights of Holders of Restricted Stock..........................................................12

         13.5     Rights of Holders of Restricted Stock Units....................................................12

         13.6     Termination of Employment or Other Relationship................................................13

         13.7     Rights in the Event of Death...................................................................13

         13.8     Rights in the Event of Disability..............................................................13

         13.9     Delivery of Stock and Payment Therefor.........................................................13

14.      DEFERRED STOCK AWARDS...................................................................................14

         14.1     Nature of Deferred Stock Awards................................................................14

         14.2     Election to Receive Deferred Stock Awards in Lieu of Compensation..............................14

         14.3     Rights as a Stockholder........................................................................14

         14.4     Restrictions...................................................................................14

         14.5     Termination....................................................................................14

15.      UNRESTRICTED STOCK AWARDS...............................................................................15

         15.1     Grant or Sale of Unrestricted Stock............................................................15

16.      PERFORMANCE STOCK AWARDS................................................................................15

         16.1     Nature of Performance Stock Awards.............................................................15

         16.2     Rights as a Stockholder........................................................................15

         16.3     Termination....................................................................................15

         16.4     Acceleration, Waiver, Etc......................................................................15

17.      DIVIDEND EQUIVALENT RIGHTS..............................................................................16

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         17.1     Dividend Equivalent Rights.....................................................................16

         17.2     Interest Equivalents...........................................................................16

         17.3     Termination....................................................................................16

18.      CERTAIN PROVISIONS APPLICABLE TO AWARDS.................................................................16

         18.1     Stand-Alone, Additional, Tandem, and Substitute Awards.........................................16

         18.2     Term of Awards.................................................................................17

         18.3     Form and Timing of Payment Under Awards; Deferrals.............................................17

         18.4     Performance and Annual Incentive Awards........................................................17

                  18.4.1   Performance Conditions................................................................17

                  18.4.2   Performance Awards Granted to Designated Covered Employees............................17

                  18.4.3   Annual Incentive Awards Granted to Designated Covered Employees.......................19

                  18.4.4   Written Determinations................................................................20

                  18.4.5   Status of Section 18.4.3 and Section 18.4.2 Awards Under Code Section 162(m)..........20

19.      PARACHUTE LIMITATIONS...................................................................................20

20.      REQUIREMENTS OF LAW.....................................................................................21

         20.1     General........................................................................................21

         20.2     Rule 16b-3.....................................................................................22

         20.3     Limitation Following a Hardship Distribution...................................................22

21.      AMENDMENT AND TERMINATION OF THE PLAN...................................................................22

22.      EFFECT OF CHANGES IN CAPITALIZATION.....................................................................22

         22.1     Changes in Stock...............................................................................22

         22.2     Reorganization in Which the Company Is the Surviving Entity and in Which No Change in
                  Control Occurs.................................................................................23

         22.3     Reorganization, Sale of Assets or Sale of Stock Which Involves a Change in Control.............23

         22.4     Adjustments....................................................................................24

         22.5     No Limitations on Company......................................................................24

23.      POOLING.................................................................................................24

24.      DISCLAIMER OF RIGHTS....................................................................................24

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25.      NONEXCLUSIVITY OF THE PLAN..............................................................................25

26.      WITHHOLDING TAXES.......................................................................................25

27.      CAPTIONS................................................................................................25

28.      OTHER PROVISIONS........................................................................................25

29.      CALIFORNIA PROVISIONS...................................................................................26

         29.1     Definitions....................................................................................26

         29.2     Fair Market Value..............................................................................27

         29.3     Share Reserve Limitation.......................................................................27

         29.4     Ten Percent Shareholders.......................................................................28

         29.5     Nonstatutory Stock Options.....................................................................28

                           (a)      Exercise Price...............................................................28

                           (b)      Transferability..............................................................28

         29.6     Minimum Vesting Prior to the Listing Date......................................................28

         29.7     Awards Other Than Options......................................................................29

                           (a)      Purchase Price...............................................................29

                           (b)      Transferability..............................................................29

         29.8     Information Obligation.........................................................................29

         29.9     Repurchase Limitation..........................................................................29

                           (a)      Fair Market Value............................................................29

                           (b)      Original Purchase Price......................................................29

         29.10    Voting Rights..................................................................................30

         29.11    Plan Termination Date..........................................................................30

30.      NUMBER AND GENDER.......................................................................................30

31.      SEVERABILITY............................................................................................30

32.      GOVERNING LAW...........................................................................................30
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                                      iv.
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                              SUREBEAM CORPORATION

                      2000 STOCK OPTION AND INCENTIVE PLAN

         SUREBEAM CORPORATION, a Delaware corporation (the "COMPANY"), sets forth herein the terms of the Company's 2000 Stock Option and Incentive Plan (the "PLAN") as follows:

1.       PURPOSE

         The purpose of the Plan is to enhance the Company's ability to attract, retain, and compensate highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company and with other financial incentives. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock awards, unrestricted stock awards, performance stock awards, dividend equivalent rights, performance awards and annual incentive awards in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.       DEFINITIONS

         For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

         2.1 "AFFILIATE" of, or person "AFFILIATED" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

         2.2 "ANNUAL INCENTIVE AWARD" means a conditional right granted to a Grantee under Section 18.4.3 hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

         2.3 "AWARD" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Dividend Equivalent Rights, Performance or Annual Incentive Awards under the Plan.

         2.4 "AWARD AGREEMENT" means the stock option agreement, stock appreciation rights agreement, restricted stock agreement, restricted stock unit agreement, deferred stock award agreement, unrestricted stock award agreement, performance stock award agreement, dividend equivalent rights agreement, performance award agreement, annual incentive award agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

         2.5 "BENEFIT ARRANGEMENT" shall have the meaning set forth in Section 19 hereof.

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         2.6 "BOARD" means the Board of Directors of the Company.

         2.7 "CHANGE IN CONTROL" means a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, a sale of substantially all of the assets of the Company to another entity, or any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert), owning fifty percent (50%) or more of the combined voting power of all classes of securities of the Company).

         2.8 "CODE" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

         2.9 "COMMITTEE" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

         2.10 "COMPANY" means SureBeam Corporation.

         2.11 "COVERED EMPLOYEE" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

         2.12 "DEFERRED STOCK" means a right, granted to a Grantee under Section 14 hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

         2.13 "DIVIDEND EQUIVALENT" means a right, granted to a Grantee under
Section 17 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

         2.14 "EFFECTIVE DATE" means August 4, 2000, the date on which the Plan was adopted by the Board.

         2.15 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

         2.16 "FAMILY MEMBER" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

         2.17 "FAIR MARKET VALUE" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc., or is publicly traded on an established securities market, the Fair Market Value of a share of Stock


                                       2.

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shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

         2.18 "GRANT DATE" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves an Award, (ii) the date on which the recipient of such Award first became an employee of or otherwise entered into a relationship with the Company or an affiliate of the Company or (iii) such other date as may be specified by the Board or such Committee.

         2.19 "GRANTEE" means a person who receives or holds a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Performance or Annual Incentive Awards, or Dividend Equivalent Rights under the Plan.

         2.20 "INCENTIVE STOCK OPTION" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

         2.21 "OPTION" means an option to purchase one or more shares of Stock pursuant to the Plan.

         2.22 "OPTION PERIOD" means the period during which Options may be exercised as set forth in Section 10 hereof.

         2.23 "OPTION PRICE" means the purchase price for each share of Stock subject to an Option.

         2.24 "OTHER AGREEMENT" shall have the meaning set forth in Section 19 hereof.

         2.25 "OUTSIDE DIRECTOR" means a member of the Board who is not an officer or employee of the Company.

         2.26 "PERFORMANCE STOCK AWARD" means Awards granted pursuant to Section 16.

         2.27 "PLAN" means this SureBeam Corporation 2000 Stock Option and Incentive Plan.

         2.28 "REPORTING PERSON" means a person who is required to file reports under Section 16(a) of the Exchange Act.

         2.29 "RESTRICTED PERIOD" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to
Section 13.2 hereof.


                                       3.

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         2.30 "RESTRICTED STOCK" means shares of Stock, awarded to a Grantee pursuant to Section 13 hereof, that are subject to restrictions and to a risk of forfeiture.

         2.31 "RESTRICTED STOCK UNIT" means a unit awarded to a Grantee pursuant to Section 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

         2.32 "SECURITIES ACT" means the Securities Act of 1933, as now in effect or as hereafter amended.

         2.33 "SERVICE PROVIDER" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to
Section 6 hereof.

         2.34 "STOCK" means the Class A common stock, par value $.001 per share, of the Company.

         2.35 "STOCK APPRECIATION RIGHTS" or "SAR" means a right granted to a Grantee under Section 11 hereof.

         2.36 "SUBSIDIARY" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

         2.37 "TERMINATION DATE" means the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

         2.38 "UNRESTRICTED STOCK AWARD" means any Award granted pursuant to
Section 15.

3.       ADMINISTRATION OF THE PLAN

         3.1      BOARD.

         The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive. To the extent permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or to an executive officer of the Company who is a member of the Board of Directors.


                                       4.

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         3.2      COMMITTEE.

         The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company who is a member of the Board of Directors.

         3.3      AWARDS.

         Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Awards to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to an Award, (iv) to establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(v) to prescribe the form of each Award Agreement evidencing an Award, and (vi) to amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made.

         3.4      NO LIABILITY.

         No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 22 hereof, the number of shares of Stock available for issuance under the Plan shall be two million one hundred seventy thousand eight hundred (2,170,800), no more than five hundred thousand (500,000) of which may be issued pursuant to awards of other than Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then


                                       5.

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the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan.

5.       EFFECTIVE DATE AND TERM OF THE PLAN

         5.1      EFFECTIVE DATE.

         The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that the total votes cast represent a majority of all shares entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

         5.2      TERM.

         The Plan has no termination date; however, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Effective Date.

6.       OPTION GRANTS

         6.1      COMPANY OR SUBSIDIARY EMPLOYEES; SERVICE PROVIDERS; OTHER
                  PERSONS.

         Subject to Section 7, Awards may be made under the Plan to: (i) any employee of, or a Service Provider to, the Company or of any affiliate, including any such employee who is an officer or director of the Company or of any affiliate, as the Board shall determine and designate from time to time, and
(ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

         6.2      SUCCESSIVE AWARDS.

         An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

         6.3      RELOAD OPTIONS.

         At the discretion of the Board and subject to such restrictions, terms and conditions as the Board may establish, Options granted under the Plan may include a "reload" feature pursuant to which a Grantee exercising an Option by the delivery of a number of shares of Stock in accordance with Section 10.8 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Board may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Board otherwise determines in the Option Award Agreement for the original grant.


                                       6.

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7.       LIMITATIONS ON GRANTS

         7.1      LIMITATION ON SHARES OF STOCK SUBJECT TO AWARDS AND CASH
                  AWARDS.

         During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is one million (1,000,000) per year. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for an Award under Section 6 hereof is five hundred thousand (500,000) per year. The maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $4,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $4,000,000.

         7.2      LIMITATIONS ON INCENTIVE STOCK OPTIONS.

         An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.       AWARD AGREEMENT

         Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9.       OPTION PRICE

         The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be the aggregate Fair Market Value on the Grant Date of the shares of Stock subject to the Option; PROVIDED, HOWEVER, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or 110 percent of the Fair Market Value of a share of


                                       7.

Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.      VESTING, TERM AND EXERCISE OF OPTIONS

         10.1     VESTING AND OPTION PERIOD.

         Subject to Sections 10.2 and 22.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

         10.2     TERM.

         Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "TERMINATION DATE"); PROVIDED, HOWEVER, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

         10.3     ACCELERATION.

         Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5.1 hereof.

         10.4     TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

         Upon the termination of a Grantee's employment or other relationship with the Company or any affiliate other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of
Section 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday), unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall


                                       8.

have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

         10.5     RIGHTS IN THE EVENT OF DEATH.

         Unless otherwise provided by the Board in the applicable Award Agreement, if a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee that have not vested as of the date of such termination shall terminate and the executors or Boards or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option that was vested as of the date of such Grantee's death.

         10.6     RIGHTS IN THE EVENT OF DISABILITY.

         Unless otherwise stated in the applicable Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options shall terminate to the extent the Options are not vested, and shall be exercisable to the extent that they were vested as of the date of the Optionee's termination of employment or other relationship, for a period of one year after such termination of employment or other relationship (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in Section 10.2 above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

         10.7     LIMITATIONS ON EXERCISE OF OPTION.

         Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 22 hereof which results in termination of the Option.

         10.8     METHOD OF EXERCISE.

         An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any


                                       9.

time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in
(i) and (ii). Unless the Board provides otherwise in the Award Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 22 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

         10.9     DELIVERY OF STOCK CERTIFICATES.

         Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11.      STOCK APPRECIATION RIGHTS

         The Board each is authorized to grant SARs to Grantees on the following terms and conditions:

         11.1     RIGHT TO PAYMENT.

         A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided in
Section 18.1.


                                       10.

         11.2     OTHER TERMS.

         The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

12.      TRANSFERABILITY OF OPTIONS

         12.1     TRANSFERABILITY OF OPTIONS.

         Except as provided in Section 12.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 12.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

         12.2     FAMILY TRANSFERS.

         If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 12.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 12.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 12.2 or by will or the laws of descent and distribution. The events of termination of employment or other relationship of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5, or 10.6.

13.      RESTRICTED STOCK

         13.1     GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS.

         The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.


                                      11.

         13.2     RESTRICTIONS.

         At the time a grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "RESTRICTED PERIOD") applicable to such Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units in accordance with Section 18.4.1 and 18.4.2. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

         13.3     RESTRICTED STOCK CERTIFICATES.

         The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, PROVIDED, HOWEVER, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

         13.4     RIGHTS OF HOLDERS OF RESTRICTED STOCK.

         Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

         13.5     RIGHTS OF HOLDERS OF RESTRICTED STOCK UNITS.

         Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment

                                      12.

will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

         13.6     TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

         Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

         13.7     RIGHTS IN THE EVENT OF DEATH.

         Unless otherwise provided in the Award Agreement, if a Grantee dies while employed by the Company, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

         13.8     RIGHTS IN THE EVENT OF DISABILITY.

         Unless otherwise provided in the Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

         13.9     DELIVERY OF STOCK AND PAYMENT THEREFOR.

         Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units (or such other

                                      13.

higher purchase price determined by the Board), a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

14.      DEFERRED STOCK AWARDS

         14.1     NATURE OF DEFERRED STOCK AWARDS.

         A Deferred Stock Award is an Award of phantom stock units to a Grantee, subject to restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the Grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and Grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the Grantee in the form of shares of Stock.

         14.2     ELECTION TO RECEIVE DEFERRED STOCK AWARDS IN LIEU OF
COMPENSATION.

         The Board may, in its sole discretion, permit a Grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such Grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Board and in accordance with rules and procedures established by the Board. The Board shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Board deems appropriate.

         14.3     RIGHTS AS A STOCKHOLDER.

         During the deferral period, a Grantee shall have no rights as a Stockholder; PROVIDED, HOWEVER, that the Grantee may be credited with Dividend Equivalent Rights with respect to the phantom Stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Board may determine.

         14.4     RESTRICTIONS.

         A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

         14.5     TERMINATION.

         Except as may otherwise be provided by the Board either in the Award Agreement or, in writing after the Award Agreement is issued, a Grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company for any reason.

                                      14.

15.      UNRESTRICTED STOCK AWARDS

         15.1     GRANT OR SALE OF UNRESTRICTED STOCK.

         The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("UNRESTRICTED STOCK") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

16.      PERFORMANCE STOCK AWARDS

         16.1     NATURE OF PERFORMANCE STOCK AWARDS.

         A Performance Stock Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine whether and to whom Performance Stock Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock; PROVIDED, HOWEVER, that the Board may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under the Plan.

         16.2     RIGHTS AS A STOCKHOLDER.

         A Grantee receiving a Performance Stock Award shall have the rights of a Stockholder only as to shares actually received by the Grantee under the Plan and not with respect to shares subject to the Award but not actually received by the Grantee. A Grantee shall be entitled to receive a Stock certificate evidencing the acquisition of Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Stock Award (or in a performance plan adopted by the Board).

         16.3     TERMINATION.

         Except as may otherwise be provided by the Board either in the Award Agreement in writing after the Award Agreement is issued, a Grantee's rights in all Performance Stock Awards shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its affiliates for any reason.

         16.4     ACCELERATION, WAIVER, ETC.

         At any time prior to the Grantee's termination of employment (or other business relationship) by the Company and its affiliates, the Board may in its sole discretion accelerate, waive or amend any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

                                      15.

17.      DIVIDEND EQUIVALENT RIGHTS

         17.1     DIVIDEND EQUIVALENT RIGHTS.

         A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

         17.2     INTEREST EQUIVALENTS.

         Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

         17.3     TERMINATION.

         Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its affiliates for any reason.

18.      CERTAIN PROVISIONS APPLICABLE TO AWARDS

         18.1     STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS.

         Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any affiliate, or any business entity to be acquired by the Company or a affiliate, or any other right of a Grantee to receive payment from the Company or any affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any affiliate, in which the value of

                                      16.

Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

         18.2     TERM OF AWARDS.

         The term of each Award shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

         18.3     FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS.

         Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or an affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

         18.4     PERFORMANCE AND ANNUAL INCENTIVE AWARDS.

                  18.4.1   PERFORMANCE CONDITIONS.

         The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 18.4.2 and 18.4.3 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m), shall be exercised by the Committee and not the Board.

                  18.4.2 PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES.

         If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the

                                      17.

grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 18.4.2.

                           (a)      PERFORMANCE  GOALS  GENERALLY.  The
performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this
Section 18.4.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

                           (b)      BUSINESS  CRITERIA.  One or more of the
following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; and (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 18.4.3 hereof that are intended to qualify as "performance-based compensation" under Code Section 162(m).

                           (c)      PERFORMANCE PERIOD; TIMING FOR ESTABLISHING
PERFORMANCE GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                           (d)      PERFORMANCE  AWARD POOL. The Committee
may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 18.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 18.4.2(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                                      18.

                           (e)      SETTLEMENT OF PERFORMANCE AWARDS;  OTHER
TERMS. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a performance period or settlement of Performance Awards.

                  18.4.3 ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES.

         If and to the extent that the Committee determines that an Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 18.4.3.

                           (a)      ANNUAL  INCENTIVE  AWARD POOL. The Committee
may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in 18.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with 18.4.2(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (b)      POTENTIAL  ANNUAL INCENTIVE  AWARDS.  Not
later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under
Section 18.4.3(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 18.4.2(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Grantee shall be subject to the limitation set forth in
Section 7.1 hereof.

                           (c)      PAYOUT OF ANNUAL  INCENTIVE  AWARDS.  After
the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Grantee in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Grantee. The Committee may, in its discretion, determine that the amount payable to any Grantee as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever.

                                      19.

The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a fiscal year or settlement of such Annual Incentive Award.

                  18.4.4   WRITTEN DETERMINATIONS.

         All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 18.4.2, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 18.4.3, shall be made in writing in the case of any Award intended to qualify under Code
Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

                  18.4.5 STATUS OF SECTION 18.4.3 AND SECTION 18.4.2 AWARDS UNDER CODE SECTION 162(m).

         It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 18.4.2 and Section 18.4.3 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 18.4.2 and Section 18.4.3, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

19.      PARACHUTE LIMITATIONS

         Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "OTHER AGREEMENT"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "BENEFIT ARRANGEMENT"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted


                                       20.

Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "PARACHUTE PAYMENT") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

20.      REQUIREMENTS OF LAW

         20.1     GENERAL.

         The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to


                                       21.

any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

         20.2     RULE 16b-3.

         During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

         20.3     LIMITATION FOLLOWING A HARDSHIP DISTRIBUTION.

         To the extent required to comply with Treasury Regulation
Section 1.401(k)-1(d)(2)(iv)(B)(4), or any amendment or successor thereto, a Grantee's "elective and employee contributions" (within the meaning of such Treasury Regulation) under the Plan shall be suspended for a period of twelve months following such Grantee's receipt of a hardship distribution made in reliance on such Treasury Regulation from any plan containing a cash or deferred arrangement under Section 401(k) of the Code maintained by the Company or a related party within the provisions of subsections (b), (c), (m) or (o) of Section 414 of the Code.

21.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made; PROVIDED, HOWEVER, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this
Section 21 or Section 22 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Award theretofore awarded under the Plan.

22.      EFFECT OF CHANGES IN CAPITALIZATION

         22.1     CHANGES IN STOCK.

         If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities

                                       22.

of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

         22.2 REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY AND IN WHICH NO CHANGE IN CONTROL OCCURS.

         Subject to Section 22.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities in which no Change in Control Occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

         22.3 REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK WHICH INVOLVES A CHANGE IN CONTROL.

                           (a)      Subject to Section 22.3(b),  upon the
dissolution or liquidation of the Company or upon any transaction that results in a Change in Control, (i) all outstanding shares subject to Awards shall be deemed to have vested, and all restrictions and conditions applicable to such shares subject to Awards shall be deemed to have lapsed, immediately prior to the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of the event. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

                           (b)      Section  22.3(a) shall not apply to the
extent provision is made in writing in connection with a transaction described in Section 22.3(a) for the assumption of such


                                       23.

Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided.

         22.4     ADJUSTMENTS.

         Adjustments under this Section 22 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

         22.5     NO LIMITATIONS ON COMPANY.

         The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

23.      POOLING

         In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives an Award under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

24.      DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the


                                       24.

extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

25.      NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

26.      WITHHOLDING TAXES

         The Company or an affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the affiliate, as the case may be, any amount that the Company or the affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the affiliate, which may be withheld by the Company or the affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 26 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

27.      CAPTIONS

         The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

28.      OTHER PROVISIONS

         Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.


                                       25.

29.      CALIFORNIA PROVISIONS

         Notwithstanding any other provision of the Plan to the contrary, for Stock Awards (as defined herein) granted prior to the Listing Date (as defined herein), and as required by California Code Section 25102(o) for any other Awards granted prior to the Listing Date, the following provisions and additional definitions shall apply until the Listing Date.

         29.1     DEFINITIONS.

                           (a)      "CONSULTANT"  means any  person,
including an advisor, (i) engaged by the Company or an affiliate of the Company to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an affiliate of the Company. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

                           (b)      "CONTINUOUS  SERVICE" means that the
Participant's service with the Company or an affiliate of the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an affiliate of the Company as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an affiliate of the Company or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

                           (c)      "DIRECTOR" means a member of the Board of
Directors of the Company.

                           (d)      "DISABILITY"  means the  inability  of a
person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an affiliate of the Company because of the sickness or injury of the person.

                           (e)      "EMPLOYEE"  means any person  employed
by the Company or an affiliate of the Company. Mere service as a Director or payment of a director's fee by the Company or an affiliate of the Company shall not be sufficient to constitute "employment" by the Company or an affiliate of the Company.

                           (f)      "LISTING DATE" means the first date upon
which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of
Section 25100(o) of the California Corporate Securities Law of 1968.


                                       26.

                           (g)      "NONSTATUTORY  STOCK  OPTION"  means an
Option not intended to qualify as an Incentive Stock Option.

                           (h)      "OFFICER" means any person designated by
the Company as an officer.

                           (i)      "PARTICIPANT" means a person to whom a
Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

                           (j)      "STOCK AWARD" means any Option, stock
bonus or right to acquire restricted stock granted under the Plan.

                           (k)      "TEN PERCENT SHAREHOLDER" means a person
who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its affiliates.

         29.2     FAIR MARKET VALUE.

         The value of the Stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

         29.3     SHARE RESERVE LIMITATION.

         To the extent required by Section 260.140.45 of Title 10 of the California Code of Regulations, the total number of shares of Stock issuable upon exercise of all outstanding Options and the total number of shares of Stock provided for under any stock bonus or similar plan of the Company shall not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations, based on the shares of Stock of the Company that are outstanding at the time the calculation is made.(1)


-----------------
(1) Section 260.140.45 generally provides that the total number of shares issuable upon exercise of all outstanding options (exclusive of certain rights) and the total number of shares called for under any stock bonus or similar plan shall not exceed a number of shares which is equal to 30% of the then outstanding shares of the issuer (convertible preferred or convertible senior common shares counted on an as if covered basis), exclusive of shares subject to promotional waivers under Section 260.141, unless a percentage higher than 30% is approved by at lease two-thirds of the outstanding shares entitled to vote.


                                       27.

         29.4     TEN PERCENT SHAREHOLDERS.

                           (a)      A Ten Percent Shareholder shall not be
granted a Nonstatutory Stock Option unless the exercise price of such Option is at least (i) one hundred ten percent (110%) of the Fair Market Value of the Stock at the date of grant or (ii) such lower percentage of the Fair Market Value of the Stock at the date of grant as is permitted by Section
260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the Option.

                           (b)      Except as otherwise noted in subparagraph
29.4(a), to the extent an Award is covered by Section 260.140.42 of Title 10 of the California Code of Regulations, a Ten Percent Shareholder shall not be granted a right to purchase Stock pursuant to such Award unless the purchase price for Stock issued pursuant to such Award is at least (i) one hundred percent (100%) of the Fair Market Value of the Stock at the date of grant or
(ii) such lower percentage of the Fair Market Value of the Stock at the date of grant as is permitted by Section 260.140.42 of Title 10 of the California Code of Regulations at the time of the grant of the Award.

         29.5     NONSTATUTORY STOCK OPTIONS.

                           (a)      EXERCISE PRICE. Subject to the provisions
of subsection 29.4 regarding Ten Percent Shareholders, the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of
Section 424(a) of the Code.

                           (b)      TRANSFERABILITY. A Nonstatutory Stock
Option shall not be transferable except by will or by the laws of descent and distribution and, to the extent provided in the Option agreement, to such further extent as permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations at the time of the grant of the Option, and shall be exercisable during the lifetime of the Participant only by the Participant.

         29.6     MINIMUM VESTING PRIOR TO THE LISTING DATE.

         To the extent that the following restrictions on vesting are required by Section 260.140.41(f) of Title 10 of the California Code of Regulations at the time of the grant of the Option, then:

                  (i) Options granted to an Employee who is not an Officer, Director or Consultant shall provide for vesting of the total number of shares of Stock at a rate of at least twenty percent (20%) per year over five
(5) years from the date the Option was granted, subject to reasonable conditions such as continued employment; and

                  (ii) Options granted to Officers, Directors or Consultants may be made fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.


                                       28.

         29.7     AWARDS OTHER THAN OPTIONS.

                           (a)      PURCHASE PRICE. Subject to the provisions
of subsection 29.4 regarding Ten Percent Shareholders, and except as otherwise provided in subparagraph 29.5(a) herein, to the extent an Award is covered by Sections 260.140.41 and/or 260.140.42 of Title 10 of the California Code of Regulations, the purchase price for Stock issued pursuant to such Award shall not be less than eighty-five percent (85%) of the Stock's Fair Market Value on the date such Award is made or at the time the purchase is consummated.

                           (b)      TRANSFERABILITY. To the extent an Award
is covered by Sections 260.140.41 and/or 260.140.42 of Title 10 of the California Code of Regulations, any right to acquire Stock pursuant to such Award shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

         29.8     INFORMATION OBLIGATION.

         To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

         29.9     REPURCHASE LIMITATION.

         To the extent required by Sections 260.140.41 and/or 260.140.42 of Title 10 of the California Code of Regulations, the terms of any repurchase option shall be specified in the Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent required by Sections 260.140.41 and/or 260.140.42 of Title 10 of the California Code of Regulations at the time an Award is made, any repurchase option contained in an Award to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

                           (a)      FAIR MARKET VALUE. If the repurchase
option gives the Company the right to repurchase the shares of Stock upon termination of employment at not less than the Fair Market Value of the shares of Stock to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Stock issued upon exercise of Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock") and (ii) the right terminates when the shares of Stock become publicly traded.

                           (b)      ORIGINAL PURCHASE PRICE. If the
repurchase option gives the Company the right to repurchase the shares of Stock upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares of Stock per year over five (5) years from the date the Award is granted (without respect to the date the Award was exercised or


                                       29.

became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Stock issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock").

         29.10    VOTING RIGHTS.

         To the extent required by Section 260.140.1 of Title 10 of the California Code of Regulations at the time a Stock Award is made, common shares and similar equity securities should normally carry equal voting rights on all matters where such vote is permitted by applicable law.

         29.11    PLAN TERMINATION DATE.

         Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Awards may be granted under the Plan after it is terminated.

30.      NUMBER AND GENDER

         With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

31.      SEVERABILITY

         If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

32.      GOVERNING LAW

         The validity and construction of this Plan and the instruments evidencing the Awards granted hereunder shall be governed by the laws of the State of California (without giving effect to the choice of law provisions thereof).

                                      * * *


                                       30.

         The Plan was duly adopted and approved by the Board of Directors of the Company as of the 4th day of August, 2000.

                                       /s/ Nicholas J. Costanza
                                       _______________________________________
                                       Nicholas J. Costanza
                                       Senior Vice President, General Counsel


         The Plan was duly adopted and approved by the stockholders of the Company as of the __ day of _________, 2000.

                                       _______________________________________
                                       Nicholas J. Costanza
                                       Senior Vice President, General Counsel


                                       31.